Arbitral Award Enforcement: (Details Text) $ in Thousands	Sep. 30, 2015 USD ($)
Arbitral Award Enforcement: [Abstract]
Damages award	$ 713,000
Interest award	22,300
Legal costs award	5,000
Total award	$ 740,300
Post award interest rate - Libor plus	2.00%
Post award interest earned per day	$ 580
Total award to date	760,000
Company's requested award correction	50,000
Venezuela's requested award correction	$ 361,000
Bonus % of the first 200 million collected	1.00%
Bonus % thereafter	5.00%
Maximum amount of proceeds noteholders entitled to	5.468%
Legal fees related to award included in accounts payable	$ 2,500
Additional legal fees due upon collection of the award	$ 1,800